Special Meeting of Shareholders

A special meeting of shareholders was convened on December 15, 2006, at which shareholders approved the following:

THE VOTING RESULTS ARE LISTED IN THE FOLLOWING ORDER:
AFFIRMATIVE
AGAINST
ABSTAINED
TOTAL

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT REIT Fund into the PVC Real Estate
Securities Account.

Voted Shares
2,548,886.571
46,489.620
330,508.958
2,925,885.149

% of Outstanding Shares
87.115%
1.589%
11.296%
100.000%

% of Shares Voted
87.115%
1.589%
11.296%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Equity Income Fund into the PVC
Equity Income Account I.

Voted Shares
16,776,524.185
293,045.408
1,896,339.337
18,965,908.930

% of Outstanding Shares
88.456%
1.545%
9.999%
100.000%

% of Shares Voted
88.456%
1.545%
9.999%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Growth & Income Fund into the PVC
LargeCap Blend Account.

Voted Shares
11,401,913.615
774,335.229
719,123.368
12,895,372.212

% of Outstanding Shares
88.418%
6.005%
5.577%
100.000%

% of Shares Voted
88.418%
6.005%
5.577%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT West Coast Equity Fund into the PVC
West Coast Equity Account.

Voted Shares
6,249,537.989
208,588.432
664,515.671
7,122,642.092

% of Outstanding Shares
87.741%
2.929%
9.330%
100.000%

% of Shares Voted
87.741%
2.929%
9.330%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Mid Cap Stock Fund into the PVC
MidCap Stock Account.

Voted Shares
5,498,954.481
248,674.939
921,190.251
6,668,819.671

% of Outstanding Shares
82.458%
3.729%
13.813%
100.000%

% of Shares Voted
82.458%
3.729%
13.813%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Growth Fund into the PVC Growth
Account.

Voted Shares
19,064,543.591
1,096,612.217
1,178,687.929
21,339,843.737

% of Outstanding Shares
89.311%
5.137%
5.522%
99.970%

% of Shares Voted
89.338%
5.139%
5.523%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Small Cap Value Fund into the PVC
SmallCap Value Account.

Voted Shares
3,000,902.052
2.995
31,098.271
3,032,003.318

% of Outstanding Shares
98.974%
0.000%
1.026%
100.000%

% of Shares Voted
98.974%
0.000%
1.026%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Small Cap Growth Fund into the PVC
SmallCap Growth Account.

Voted Shares
4,314,188.572
188,948.782
218,931.788
4,722,069.142

% of Outstanding Shares
91.363%
4.001%
4.636%
100.000%

% of Shares Voted
91.363%
4.001%
4.636%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT International Growth Fund into the PVC Diversified International Account.

Voted Shares
7,331,536.037
1,006,926.687
487,988.920
8,826,451.644

% of Outstanding Shares
83.014%
11.401%
5.525%
99.940%

% of Shares Voted
83.063%
11.408%
5.529%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Short Term Income Fund into the PVC
Short-Term Income Account.

Voted Shares
16,672,390.191
412,419.183
1,822,704.241
18,907,513.615

% of Outstanding Shares
88.171%
2.181%
9.639%
99.991%

% of Shares Voted
88.179%
2.181%
9.640%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT U.S. Government Securities Fund into the PVC Mortgage Securities Account.

Voted Shares
22,832,235.535
460,874.399
2,879,851.835
26,172,961.769

% of Outstanding Shares
87.233%
1.761%
11.003%
99.997%

% of Shares Voted
87.236%
1.761%
11.003%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Income Fund into the PVC Income
Account.

Voted Shares
16,932,780.023
188,158.587
2,221,324.459
19,342,263.069

% of Outstanding Shares
87.521%
0.973%
11.481%
99.975%

% of Shares Voted
87.543%
0.973%
11.484%
100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Money Market Fund into the PVC Money
Market Account.

Voted Shares
13,783,142.665
723,287.174
190,160.318
14,696,590.157

% of Outstanding Shares
93.163%
4.889%
1.285%
99.337%

% of Shares Voted
93.785%
4.921%
1.294%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT REIT Fund.

Voted Shares
2,548,886.571
46,489.620
330,508.958
2,925,885.149
% of Outstanding Shares
87.115%
1.589%
11.296%
100.000%

% of Shares Voted
87.115%
1.589%
11.296%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Equity Income Fund.

Voted Shares
17,053,325.838
236,801.101
1,675,781.991
18,965,908.930

% of Outstanding Shares
89.915%
1.249%
8.836%
100.000%

% of Shares Voted
89.915%
1.249%
8.836%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Growth & Income Fund.

Voted Shares
11,535,761.070
792,327.591
567,283.551
12,895,372.212

% of Outstanding Shares
89.457%
6.144%
4.399%
100.000%

% of Shares Voted
89.457%
6.144%
4.399%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT West Coast Equity Fund.

Voted Shares
6,177,356.288
242,720.095
702,565.709
7,122,642.092

% of Outstanding Shares
86.728%
3.408%
9.864%
100.000%

% of Shares Voted
86.728%
3.408%
9.864%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Mid Cap Stock Fund.

Voted Shares
5,546,799.964
252,086.429
869,933.278
6,668,819.671

% of Outstanding Shares
83.175%
3.780%
13.045%
100.000%

% of Shares
Voted
83.175%
3.780%
13.045%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Growth Fund.

Voted Shares
19,323,352.841
1,193,406.805
823,084.091
21,339,843.737

% of Outstanding Shares
90.524%
5.591%
3.856%
99.970%

% of Shares Voted
90.551%
5.592%
3.857%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Small Cap Value Fund.

Voted Shares
3,000,902.052
2.995
31,098.271
3,032,003.318

% of Outstanding Shares
98.974%
0.000%
1.026%
100.000%

% of Shares Voted
98.974%
0.000%
1.026%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Small Cap Growth Fund.

Voted Shares
4,306,017.342
206,587.292
209,464.508
4,722,069.142

% of Outstanding Shares
91.189%
4.375%
4.436%
100.000%

% of Shares Voted
91.189%
4.375%
4.436%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT International Growth Fund.

Voted Shares
7,372,660.021
1,006,926.688
447,264.935
8,826,451.644

% of Outstanding Shares
83.474%
11.400%
5.064%
99.940%

% of Shares Voted
83.525%
11.408%
5.067%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Short Term Income Fund.

Voted Shares
17,269,344.732
472,648.949
1,165,519.934
18,907,513.615

% of Outstanding Shares
91.327%
2.500%
6.164%
99.991%

% of Shares Voted
91.336%
2.500%
6.164%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT U.S. Government Securities Fund.

Voted Shares
23,057,832.998
525,047.428
2,590,081.343
26,172,961.769

% of Outstanding Shares
88.095%
2.006%
9.896%
99.997%

% of Shares Voted
88.098%
2.006%
9.896%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Income Fund.

Voted Shares
16,832,326.629
220,494.891
2,289,441.549
19,342,263.069

% of Outstanding Shares
87.001%
1.140%
11.834%
99.975%

% of Shares Voted
87.024%
1.140%
11.836%
100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Money Market Fund.

Voted Shares
12,984,897.677
723,287.056
988,405.424
14,696,590.157

% of Outstanding Shares
87.767%
4.889%
6.681%
99.337%

% of Shares Voted
88.354%
4.921%
6.725%
100.000%

Approval of the proposed sub-advisory agreement with ClearBridge
Advisors, LLC for the WM VT Growth Fund.

Voted Shares
17,995,603.739
1,270,016.033
2,074,223.965
21,339,843.737

% of Outstanding Shares
84.303%
5.950%
9.717%
99.970%

% of Shares Voted
84.329%
5.951%
9.720%
100.000%

Approval of the proposed sub-advisory agreement with Janus Capital Management LLC for the WM VT Growth Fund.

Voted Shares
18,303,558.158
1,156,293.724
1,879,991.855
21,339,843.737

% of Outstanding Shares
85.746%
5.417%
8.807%
99.970%

% of Shares Voted
85.772%
5.418%
8.810%
100.000%

Approval of the proposed sub-advisory agreement with OppenheimerFunds, Inc. for the WM VT Growth Fund.

Voted Shares
19,078,384.776
1,122,956.770
1,138,502.191
21,339,843.737

% of Outstanding Shares
89.375%
5.261%
5.334%
99.970%

% of Shares Voted
89.403%
5.262%
5.335%
100.000%

Approval of the proposed sub-advisory agreement with Delaware
Management Company for the WM VT Small Cap Growth Fund.

Voted Shares
4,234,322.368
235,006.270
252,740.504
4,722,069.142

% of Outstanding Shares
89.671%
4.977%
5.352%
100.000%

% of Shares Voted
89.671%
4.977%
5.352%
100.000%

Approval of the proposed sub-advisory agreement with Oberweis
Asset Management, Inc. for the WM VT Small Cap Growth Fund.

Voted Shares
4,207,210.792
249,710.498
265,147.852
4,722,069.142

% of Outstanding Shares
89.097%
5.288%
5.615%
100.000%

% of Shares Voted
89.097%
5.288%
5.615%
100.000%

Approval of the proposed sub-advisory agreement with Capital
Guardian Trust Company for the WM VT International Growth Fund.

Voted Shares
7,116,540.729
1,211,165.988
498,744.927
8,826,451.644

% of Outstanding Shares
80.579%
13.714%
5.647%
99.940%

% of Shares Voted
80.627%
13.722%
5.651%
100.000%